UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004



                           THE JACKSON RIVERS COMPANY
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


               333-70932                              65-1102865
        (Commission File Number)          (IRS Employer Identification No.)


            27 RADIO CIRCLE                             10549
         MOUNT KISCO, NEW YORK                        (Zip Code)
     (principal executive offices)



                                 (619) 615-4242
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective December 23, 2004, Joseph Khan resigned as a director of The Jackson Rivers Company (the "Registrant") to focus his efforts on the operations of Jackson Rivers Technologies, Inc., a wholly-owned subsidiary of the Registrant. Mr. Khan will serve as Chief Information Officer of Jackson Rivers Technologies, Inc and will work on the development of the Evolve Medical
Solutions ("EMS") products. Mr. Khan furnished the Registrant with a letter which is filed as Exhibit 17.1 to this Current Report on Form 8-K.

     The Registrant has provided Mr. Khan with a copy of the disclosures made by the Registrant in this Current Report. Mr. Khan furnished the Registrant with a letter stating whether he agrees with the statements made by the Registrant. The Registrant has filed Mr. Khan's letter as Exhibit 17.2 to this Current Report.

ITEM 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

The following exhibits are filed herewith:

EXHIBIT NO.                           IDENTIFICATION OF EXHIBIT
-----------                           -------------------------
     17.1    Letter of resignation of Joseph Khan dated October 14, 2004.

     17.2    Letter from Joseph Khan regarding the disclosures made by the Registrant in this Current
             Report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 2004                     THE JACKSON RIVERS COMPANY


                                             By /s/ Dennis N. Lauzon
                                               ---------------------------------
                                               Dennis N. Lauzon, President